The World Leader in Serving Science Lehman Brothers Eighth Annual Healthcare Conference March 31, 2005

The Securities and Exchange Commission encourages companies to disclose forward- looking information so that investors can better understand a company's future prospects and make informed investment decisions. This presentation contains these types of statements, which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance used in connection with any discussion of future operating results or financial performance identify forward-looking statements. All forward- looking statements reflect management's present expectations of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The factors listed in the "Risk Factors" section as well as any cautionary language in Fisher Scientific International Inc.'s December 31st, 2004 Annual Report on SEC Form 10-K, provide examples of these risks and uncertainties. Please refer to the supplementary information table on our website at www.fisherscientific.com under "Investor Presentation" for a reconciliation of the adjusted amounts to the generally accepted accounting principles. Safe Harbor and Regulation G Statement

Key Facts Founded: 1902 Revenue (2005F): $5.6 billion Customers: 350,000 Products: 600,000 SKUs 60% proprietary 80% consumable Equity market cap: $7.5 billion* Index: S&P 500 Earnings per share (2005F) $3.45 - $3.60 Revenues by Region * As of March 15, 2005. 26%* Return to Shareholders since 1991 IPO U.S 0.73 Europe 0.21 ROW 0.08 U.S. 73% Europe 21% ROW 6%

Investment Highlights World leader in growing markets Premier global brand Opportunities for profitable growth Proven track record Strong earnings and cash flow growth 4

World Leader in Growing Markets Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 U.S. Clinical Lab $10 billion U.S. Lab Safety and Personal Protection $12 billion Global Scientific Research $23 billion Markets Served Global Market: $50 billion Long Term Growth Rate: 5 - 8% Global Biopharma Production $5 billion

World Leader in Growing Markets Market Drivers Markets Served Global Market: $23 billion* Long Term Growth Rate: 5 - 8% Growth in R&D spending Increased focus on proteomics Pressure on drug development costs *Sources: Frost & Sullivan, Lab Products Association, and Fisher management estimates. Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 Global Scientific Research

World Leader in Growing Markets Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 Market Drivers Markets Served Global Market: $5 billion* Long Term Growth Rate: 15 - 25% Growing number of biotech drugs Concern about contamination Global Biopharma Production *Includes: bioreactors, containers, serum and media, process liquids, chromatography and filtration products and other supplies. Sources: Global Industry Analysts (GIA), UBS, and Fisher management estimates.

World Leader in Growing Markets Market Drivers Markets Served U.S. Market: $10 billion* Long Term Growth Rate: 4 - 5% Aging population Proliferation of patient testing Increased focus on specialized tests *Sources: Freedonia Group and Fisher management estimates. Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 U.S. Clinical Lab

World Leader in Growing Markets Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 U.S. Lab Safety and Personal Protection Market Drivers Markets Served U.S. Market: $12 billion* Long Term Growth Rate: 4 - 6% Expansion of environmental and safety regulations Growth in homeland security spending Increased focus on bioterrorism protection *Sources: Frost & Sullivan, RK Miller, and Fisher management estimates.

Pharma 0.22 Hospitals 0.14 Reference Labs / Other 0.08 Other 0.29 Government 0.09 Medical Research 0.07 Colleges and Universities 0.11 Fisher Scientific - Revenues by Market Pharma / Biotech 22% Colleges & Universities 11% Medical Research 7% Other Scientific Research 29% Hospitals 14% Ref. Labs 8% Government 9% Scientific Products & Services 78% HealthCare Products & Services 22% Revenues by Customer

Broad portfolio of products Extensive suite of services Globally-integrated supply-chain Powerful sales and marketing network Premier Global Brand Enhanced by acquisition strategy

Broad portfolio of products Unmatched Product Offering Premier Global Brand 12

Extensive suite of services Supply-Chain Management Services Cost-optimization programs Lab start-up programs On-site maintenance of equipment Value-added service offering Pharmaceutical Services Clinical trials support Custom chemical synthesis IVD contract manufacturing 13 Premier Global Brand

Globally-integrated supply-chain Efficient supply-chain solutions Premier Global Brand Technology-based supply-chain management Global sourcing capabilities Leading e-commerce capabilities

2,700 sales representatives 800 technical specialists Life Science Chemical Diagnostic Instrumentation Powerful sales and marketing network Enabling Discovery Premier Global Brand

Completed 37 acquisitions since 1991 Extended geographic reach Expanded into related markets Enhanced portfolio of proprietary products and services Enhanced by acquisition strategy Strong acquisition track record Premier Global Brand

New product development Expand pharma services Leverage sales and marketing footprint Enhance Revenue Growth Execute Apogent integration plan Maximize operating efficiencies Reduce working capital Opportunities for Profitable Growth Increase Margins and Cash Flow

Execute Apogent integration plan Opportunities for Profitable Growth Increase margins and cash flow Achieve $100 million of synergies Leverage fixed cost structure Execute working capital initiatives Maximize operating efficiencies Reduce working capital

Opportunities for Profitable Growth Cross-selling opportunities Technical specialists New product development Increase revenue growth Analytical product testing Ancillary distribution services Serum free media Disposable bioprocess containers Expand pharma services Leverage sales and marketing footprint

Powerful Channel Position Serving 350,000 customers in 150 countries

Sales Growth ($ in Billions) 2000 2001 2002 2003 2004 2005F* * Midpoint of guidance previously issued by Fisher Scientific on Feb. 8, 2005, which reflects revenue growth of 20.0 percent to 22.0 percent for 2005. Guidance excludes the impact of foreign exchange. CAGR: 16%

Earnings Per Share Growth * Range of guidance previously issued by Fisher Scientific on Feb. 8, 2005. Excludes goodwill amortization, restructuring and nonrecurring expenses. ** Midpoint of guidance range of 13.3 percent to 13.5 percent as previously issued by Fisher Scientific on Feb. 8, 2005. Excludes goodwill amortization, restructuring and nonrecurring expenses. 2000 2001 2002 2003 2004 2005F CAGR: 24% 2000 2001 2002 2003 2004 2005F East 0.068 0.073 0.075 0.078 0.101 0.134 Operating margin $3.45 - $3.60* 10.2% 13.4%**

Strong Free Cash Flow Generation 2000 2001 2002 2003 2004 2005F* ($ in millions) 2000 2001 2002 2003 2004F 2005F East 1.75 2.24 1.99 2.27 3.25 3.15 Free Cash Flow per share** * Midpoint of guidance range of $385 - $415 million as previously issued by Fisher Scientific on Feb. 8, 2005. ** Defined as cash provided by operating activities less capital expenditures divided by diluted shares outstanding.

Investment Highlights World leader in growing markets Premier global brand Opportunities for profitable growth Proven track record Strong earnings and cash flow growth 24

The World Leader in Serving Science

(in millions, except per share amounts) Supplementary Financial Information